UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) January 8, 1998



                              Unifi, Inc.
              (Exact name of registrant as specified in its charter)

              New York              1-10542            11-2165495
             (State or Other       (Commission        (IRS Employer
              Jurisdiction of       File Number)       Identification No.)
              Incorporation)

        P.O. Box 19109 7201 West Friendly Avenue,
        Greensboro, North Carolina                         27419
        (Address of principal executive offices)         (Zip Code)


       (Registrant's telephone number, including area code) 336-294-4410


       (Former name or former address, if changed since last report.)












  Item 5.  other Events.

  Unifi, Inc. announced January 8, 1998 its intention to offer and sell through a private placement offering up to $300 million of its senior, unsecured debt securities as set forth in the attached exhibit.



















































                                    SIGNATURES






  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Unifi, Inc.



                                WILLIS C. MOORE, III
                                Willis C. Moore, III
                                Senior Vice President and Chief Financial
                                Officer



  Date:  January 8, 1998




































                                   UNIFI, INC.
                            CURRENT REPORT ON FORM 8-K
                                  EXHIBIT INDEX



     Exhibit No.  Description
     (99) Unifi, Inc. News Release issued January 8, 1998, announcing the Company's intent to offer an sell up to $300 million of its senior, unsecured debt securities.